SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                February 16, 2005
                                 Date of Report
                        (Date of earliest event reported)

                               __________________

                                 AQUANTIVE, INC.
             (Exact name of registrant as specified in its charter)

                               __________________



          Washington                 0-29361               91-1819567
 (State or other jurisdiction      (Commission           (IRS Employer
       of incorporation)            File No.)          Identification No.)



            821 Second Avenue, 18th Floor, Seattle, Washington 98104 (Address of principal executive offices, including zip code)


                                 (206) 816-8800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [_] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

   [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

   [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

On February 16, 2005, aQuantive, Inc. issued a press release announcing financial results relating to its fourth quarter of 2004, ended December 31, 2004, as well as financial results for its full year 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The press release attached to this 8-K includes statements regarding our current expectations for EBITDA (or earnings before net interest, net other income, income tax, depreciation and amortization) for the first quarter of 2005, and for Adjusted EBITDA (or earnings before net interest, net other income, income tax, depreciation, amortization, and stock option expense) for the full year 2005. EBITDA and Adjusted EBITDA are non-GAAP financial measures. In our estimate of EBITDA for the first quarter of 2005, we have excluded estimates for interest expense of approximately $550,000, net interest and other income of approximately $300,000, depreciation of approximately $2.0 million, amortization of intangible assets of approximately $1.8 million and income taxes at an effective tax rate of 40%. In our estimate of Adjusted EBITDA for 2005, we have excluded estimates for interest expense of approximately $2.0 million, net interest and other income of approximately $1.0 million, depreciation of approximately $9.0 million, amortization of intangible assets of approximately $7.0 million, stock option expense of approximately $9.0 million and income taxes at an effective tax rate of 40%.


Item 9.01  Financial Statements and Exhibits

     (c) Exhibits

     99.1    Press release issued by aQuantive, Inc., dated February 16, 2005.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2005


                                               AQUANTIVE, INC.

                                               By: /s/ MICHAEL VERNON
                                                   -----------------------------

                                               Name:   Michael Vernon

                                               Title:  Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

   99.1        Press release issued by aQuantive, Inc., dated February 16, 2005.





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